Financial instruments and risk management - Summary of changes in market price relevant to alumina purchase price swaps outstanding (Detail) - Commodity price risk - Aluminium - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Disclosure of detailed information about financial instruments [line items]
Percentage increase in market price change	10.00%
Percentage decrease in market price change	(10.00%)
Increase in market prices, effect on net earnings	$ (52)	$ (57)
Decrease in market prices, effect on net earnings	67	83
Increase in market prices, effect on equity	(81)	(90)
Decrease in market prices, effect on equity	$ 70	$ 65